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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Belo Savings Plan, of our report dated January 25, 2002, with respect to the consolidated financial statements of Belo Corp. included in the Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP

Dallas, Texas
May 9, 2002